UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 10, 2008
DUKE ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-32853 (Commission File Number)	20-2777218 (IRS Employer Identification No.)
526 South Church Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
DUKE ENERGY CAROLINAS, LLC
(Exact Name of Registrant as Specified in its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	001-04928 (Commission File Number)	56-0205520 (IRS Employer Identification No.)
526 South Church Street, Charlotte, North Carolina 28202-1904
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
DUKE ENERGY OHIO, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-1232 (Commission File Number)	31-0240030 (IRS Employer Identification No.)
139 East Fourth Street, Cincinnati, Ohio 45202
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
DUKE ENERGY INDIANA, INC.
(Exact Name of Registrant as Specified in its Charter)

Indiana (State or Other Jurisdiction of Incorporation)	1-3543 (Commission File Number)	35-0594457 (IRS Employer Identification No.)
1000 East Main Street, Plainfield, Indiana 46168
(Address of Principal Executive Offices, including Zip code)
(704) 594-6200
(Registrant’s telephone number, including area code)
          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.
On March 10, 2008, Duke Energy Corporation and its wholly-owned subsidiaries, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, Inc. and Duke Energy Kentucky, Inc., entered into an amendment to the $2,650,000,000 Amended and Restated Credit Agreement dated June 28, 2007, among Duke Energy Corporation and such subsidiaries, as Borrowers, the banks listed therein, Wachovia Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, National Association, Barclays Bank PLC, Bank of America, N.A. and Citibank, N.A., as Co-Syndication Agents and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch and Credit Suisse, as Co-Documentation Agents. The Credit Agreement was described in a Form 8-K filed July 5, 2007. Pursuant to the amendment, the total commitments under the facility were increased to $3,200,000,000, and the borrowing sublimits for Duke Energy Ohio, Inc. and Duke Energy Indiana, Inc. were increased to $750,000,000 and $700,000,000, respectively. The amendment was entered into to increase the financial flexibility of Duke Energy and its utility subsidiaries.
The disclosure in this Item 1.01 is qualified in its entirety by the provisions of Amendment No.1 to the Amended and Restated Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
(d)	Exhibits.

10.1	Amendment No.1 to Amended and Restated Credit Agreement.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: March 12, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

DUKE ENERGY CAROLINAS, LLC
Date: March 12, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

DUKE ENERGY OHIO, INC.
Date: March 12, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

DUKE ENERGY INDIANA, INC.
Date: March 12, 2008	By:	/s/ Stephen G. De May
	Name:	Stephen G. De May
	Title:	Vice President and Treasurer

EXHIBIT INDEX

Exhibit	Description
10.1	Amendment No.1 to Amended and Restated Credit Agreement.

4